UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2025

Wellings Real Estate Income Fund

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-56432	88-6163167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14805 Forest Road, Suite 203

Forest, VA 24551

(Address of principal executive offices)

800-844-2188

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Withdrawal of Business Development Company Election

On April 28, 2025, the Board of Trustees (the “Board”) of Wellings Real Estate Income Fund (the “Company”) determined that it is in the best interests of the Company to file a notice with the Securities Exchange Commission (the “SEC”) of the Company’s withdrawal of its prior election to be governed as a business development company under Section 55 through 65 of the Investment Company Act of 1940. On the same date, the Board recommended that the Company’s shareholders approve this course of action. This matter will be submitted to the Company’s shareholders under a proxy statement, a preliminary version of which will be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellings Real Estate Income Fund

Date: April 30, 2025	By:	/s/ Paul T. Moore
		Name:	Paul T. Moore
		Title:	Chief Executive Officer

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